American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
September 30, 2025

Utilities Fund - Schedule of Investments
SEPTEMBER 30, 2025 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.2%
Construction and Engineering — 1.7%
MDU Resources Group, Inc.	291,044	5,183,493
Electric Utilities — 55.0%
American Electric Power Co., Inc.	123,124	13,851,450
Constellation Energy Corp.	59,482	19,573,742
Duke Energy Corp.	186,490	23,078,138
Edison International	83,548	4,618,533
Entergy Corp.	38,455	3,583,621
Evergy, Inc.	43,461	3,303,905
Eversource Energy	150,909	10,735,666
Exelon Corp.	306,989	13,817,575
FirstEnergy Corp.	97,841	4,483,075
NextEra Energy, Inc.	339,595	25,636,027
NRG Energy, Inc.	39,011	6,317,831
OGE Energy Corp.	109,892	5,084,703
PG&E Corp.	478,857	7,221,164
PPL Corp.	35,236	1,309,370
Southern Co.	147,943	14,020,558
Xcel Energy, Inc.	58,402	4,710,121
		161,345,479
Gas Utilities — 7.3%
Atmos Energy Corp.	31,744	5,420,288
New Jersey Resources Corp.	106,893	5,146,898
Northwest Natural Holding Co.	122,411	5,499,926
ONE Gas, Inc.	66,381	5,372,878
		21,439,990
Independent Power Producers and Energy Traders — 7.2%
AES Corp.	502,555	6,613,624
Vistra Corp.	73,822	14,463,206
		21,076,830
Multi-Utilities — 24.1%
Ameren Corp.	53,922	5,628,378
Avista Corp.	129,946	4,913,258
CenterPoint Energy, Inc.	128,498	4,985,723
CMS Energy Corp.	15,757	1,154,358
Consolidated Edison, Inc.	123,416	12,405,776
Dominion Energy, Inc.	230,368	14,091,611
DTE Energy Co.	74,900	10,593,107
Public Service Enterprise Group, Inc.	98,335	8,207,039
Sempra	62,292	5,605,034
WEC Energy Group, Inc.	28,217	3,233,386
		70,817,670
Water Utilities — 3.9%
American Water Works Co., Inc.	11,570	1,610,429
California Water Service Group	105,416	4,837,540
Essential Utilities, Inc.	124,168	4,954,303
		11,402,272
TOTAL COMMON STOCKS (Cost $212,526,363)		291,265,734

SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreements — 0.8%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.50%, 11/15/54, valued at $2,215,533),at 4.19%, dated 9/30/25, due 10/1/25 (Delivery value $2,172,253) (Cost $2,172,000)	2,172,000
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $214,698,363)	293,437,734
OTHER ASSETS AND LIABILITIES — 0.0%	93,578
TOTAL NET ASSETS — 100.0%	$293,531,312

NOTES TO SCHEDULE OF INVESTMENTS

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund'sportfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$291,265,734	—	—
Short-Term Investments	—	$2,172,000	—
	$291,265,734	$2,172,000	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.